3rd Draft (10/11/88)


                 Dated the_____ day of ___________________ 1988


                          BEL FUSE LIMITED (as Lender)


                                      and


                        LUEN FAT LEE ELECTRONIC FACTORY

                                 (As Borrower)


                      ----------------------------------

                                 LOAN AGREEMENT

                      ----------------------------------



                              WOO, KWAN, LEE & CO.
                                SOLICITORS &C.,
                        35TH FLOOR, SUN HUNG KAI CENTRE,
                                    WANCHAI,
                                   HONG KONG.


                                  Doc. #0540C

                          Ref. S6000863/MH/EY/88/05/j1

THIS LOAN AGREEMENT is made this ______ day of ______________________ One
-------------------
                    thousand nine hundred and eighty eight

BETWEEN BEL FUSE LIMITED whose registered office is


(as Lender) of one part and; LUEN TAT LEE COMPANY ELECTRONIC FACTORY a company incorporated in Chinese having its principal office at


                                                   (as Borrower)

WHEREBY IT IS AGREED AS FOLLOWS:

1. DEFINITIONS
   -----------
1.01 In this Loan Agreement the following expressions except where the context otherwise requires, have the following meanings:

"Agreement" means this Loan Agreement as originally executed or as it may from time to time be amended;

"Lender's Architect" means the architect(s) approved or chosen by the Lender or any substitute architect(s) approved or chosen in writing by the Lender;

"Borrower" means LUEN TAT LEE ELECTRONIC FACTORY

"BORROWER'S ARCHITECT" means the architect(s) approved or chosen by the Lender or any substitute architect(s) approved or chosen in writing by the Borrower.

"Development Time Schedule" means a detail written time schedule for the construction and fitting out of Processing Factory in order that it is fit for processing operation on or before 1st July 1989 prepared by the Borrower, duly certified by the borrower's architect and provided to the Lender, such schedule to be in form and substance satisfactory to the Lender in all respects;

"Hong Kong dollars" and the sign "HK$" means the lawful currency for the time being of Hong Kong;

"Insurances" means the policies of insurance required to be taken out by



"Lender" means BEL FUSE LIMITED

"Loan" means the interest free loan of HK$2,000,000.00 as mentioned in Clause 2 and any other amounts advanced to the Borrower under the terms hereof and for the time being outstanding;

"Occupation Permit" means an occupation permit in respect of the Processing Factory to be issued by the relevant Building Authority certifying that the Processing Factory is fit for occupation and manufacturing operation;

"Plans" means the building plans and specifications (including any approved amendments thereof) in relation to the Processing Factory prepared by the Borrower's Architect under the relevant laws or Building Regulation of People's Republic of China and duly approved by the relevant Authorities of the People's Republic of China.

Processing Fee: The monthly sum payable to the Borrower for processed Components which passed the quality control test imposed by Rush Profit Limited under the Processing Agreement in the form or substantially in the Form as exhibited hereto marked "Exhibit I".

"Site" means the area at the corner of Tung Buk Road (           ) and Tung Jo
Main Road (           ) of not less than 60,000 ft. which is more particularly
delineated and show on the Plan hereto annexed marked "Exhibit II" and thereon coloured red.

1.02. Reference in this Agreement to any Ordinance or Act or Code shall (except) where the context otherwise requires) be deemed to include any statutory re-enactment thereof or any statutory modification thereof having substantially the same legal effect.

1.03 Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations.

1.04 References to Clauses and Schedules shall (save where otherwise expressly stated) be construed as references to the Clauses of and the Schedules to this Agreement. Clauses headings and the Table of Contents (if any) are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

2. THE OBLIGATIONS OF THE LENDER
   -----------------------------
2.01 The Lender hereby agrees with the Borrowers to make the Loan in the sum of HK$2,000,000.00 free of interest available to the Borrower in the following manner upon and subject to the terms and conditions contained in this Agreement:

   TIME SCHEDULE FOR DRAWING OF LOAN
   ---------------------------------
       (i) A sum of HK$156,000.00 ("First Advancement") were advanced to Borrower on 20th August 1988 (receipt of which the Borrower had already acknowledged);

      (ii) A sum of HK$600,000.00 ("Second Advancement") to be advanced to the Borrower subject to compliance by the Borrower of Clause 3.01(ii) hereof;

     (iii) A sum of HK$600,000.00 ("Third Advancement") to be advanced to the Borrower subject to compliance by the Borrower of Clause 3.01(iii) hereof;

      (iv) A sum of HK$400,000.00 ("Fourth Advancement") to be advanced to the Borrower within 7 days after receipt of Notice of Completion of foundation of the Processing Factory and subject to compliance by the Borrower of Clause 3.01(iv) hereof;

       (v) A sum of HK$244,000.00 ("Final Advancement") to be advanced to the Borrower within 7 days after receipt of Notice of Completion of the ground floor including the ceiling thereof of the Processing Factory and compliance by the Borrower of Clause 3.01(v) hereof.

3. CONDITIONS PRECEDENT AND AVAILABILITY
   -------------------------------------
3.01 The drawing of Loan will become available to the Borrower (upon and subject to the terms and conditions contained in this Agreement) in the following manner:

      (i) In respect to the First Advancement, no condition.

     (ii) In respect of the Second Advancement, upon production of:

          (a) a certified true copy of Letter of Assurance issued by the Lender's Architect that the Site is suitable for building a 2 story factory premises of not less than 25,000(2) ft. in each floor; or

          (b) the approval from the relevant Authorities of the Chinese government to grant another site for contruction of a factory of not less than 50,000(2) ft in usable area AND a Letter of Assurance from the Lender's Architect that this new site is suitable for contruction of factory of not more than 2 storey height with usable area of not less than 50,000(2) ft PROVIDED that this new site can be an extension of the said Site or completely elsewhere from the said Site;

          (c) the certified true copy or copies of Letter(s) of approval issued by ALL relevant Authorities of the Chinese Government approving the contents of the said Processing Agareement.

          (d) the title deeds of the Site showing that the Borrower is the owner thereof or lease holder thereof for at least 30 years or has the right to erect thereon a Processing Factory and to occupy the same for 30 years or more;

    (iii) In respect of the Third Advancement, upon production by the Borrower to the Lender of the following:

          (a) a certified copy of duly executed construction contract with the contractor to erect the Processing Factory;

          (b) a copy or copies, certified as a true and complete copy of copies by the Borrower's Architect, of drawing or drawings of the Processing Factory to be erected;

          (c) a copy, certified by the Borrower's Architect, of any document of specification showing and describing the works to be done in relatiion with the contruction of the Processing Factory;

          (d)  the Development Time Schedule.

     (iv) In respect of the Fourth Advancement, upon production by the Borrower of the following:

          (a) a certificate duly signed by the Lender's Architect approving that the foundation of the Processing Premises has been completed and that it meets the standard specified under the specification aforesaid;

(v) In respect of the Final Advancement, upon production by the Borrower of the following;

          (a) a certificate duly signed by the Architect approving that the ground floor including the ceiling thereof has been completed and that it meets with the standard specified under the specification aforesaid:

4. REPAYMENT
   ---------

     In consideration of the agreement by the Lender to make the Loan available to the Borrower under this Agreement, the Borrower HEREBY COVENANTS with the Lender that the Borrower will repay the Loan in the manner and at the times herein provided;

          (a) The Borrower shall pay a sum of HK$11,111.10 per month without deduction whatsoever payable on the 1st day of January 1990 and thereafter on the 1st day of every calendar month until the whole HK$2,000,000.00 has been fully paid;

          (b) The Borrower has the right for earlier repayment of the Loan but such early repayment shall not affect the Processing Agreement in all respect, in particular the duration that the Borrower is to process the electronic or electrical components or products for Rush Profit Limited exclusively for 15 years;

          (c) In lieu of the monthly repayment of loan hereunder, the Lender has the right to deduct the repayment instalment from the Processing Fee paid under the Processing Agreement but such deduction should not exceed $11,111.10 per month;

          (d) The Borrower has the right to extend the repayment term of the Loan by such number of month(s) where the Processing Fee does not exceed $400,000.00 in 1st three months or $500,000.00 in every subsequent 3 months.

5. EVENTS OF DEFAULT
   -----------------

     5.01 Each of the following events shall be an Event of Default:

          (a) if the Borrower shall fail to perform or observe any of its obligations hereunder or under the Processing Agreement;

          (b) if the Borrower shall be in breach of the Title Deed or Head Leasae subject to which the Site is held (Provided however that a breach of the Title Deed or Head Lease shall not be an Event of Default if the Chinese Government has expressly, and in writing, waived such breach); or

          (c) if any certificate, representation or warranty made or deemed to be made by the Borrower in this Agreement or the Processing Agreement or in any notice, certicate instrument, document contemplated hereby or thereby or made or delivered pursuant hereto or thereto is or proves to have been untrue or inaccurate in any material respects;

          (d) if there shall occur a material adverse change in the business, assets, general condition or prospects of the Borrower or any party to the Processing Agreement which could materially affect the ability of the Borrower to perform its obligation under this Agreement and/or the Processing Agreement.

     5.02 The Lender may at any time after the happening of an Event of Default (whether or not any notice shall have been given by the Borrower), unless and until that Event of Default and other shall have been fully remedied to the satisfaction of the Lender, by notice in writing to the Borrower declare that all the sum payable hereunder shall become immediately due and payable, whereupon the same shall become immediately due and payable.

6. REPRESENTATIONS AND WARRANTIES
   ------------------------------

     6.01 The Borrower makes the following representations and warranties to the Lender that:

          (i) the Borrower is a valid corporation with and in good standing under the laws of People's Republic of China;

         (ii) the Borrower has the corporate power and authority and the legal capacity to raise the Loan on the terms and conditions set out in this Agreement and to perform and observe its obligation;

        (iii) the execution, delivery and performance of this Agreement and the Processing Agreement to which the Borrower is a party have been (or when executed will have been) duly authorised by all necessary corporate action of the Borrower under all applicable laws and regulations of People's Republic of China and this Agreement and the Processing Agreement constitute (or when executed and registered as appropriate will constitute) the valid and legally binding obligation of the Borrower in accordance with their respective terms;

         (iv) neither the execution and delivery of this Agreement, nor the drawing by the Borrower of the full amount of the Loan hereunder, nor the performance or observance by the Borrower of its obligations hereunder or thereunder will or would conflict with, or result in any breach of or default under, any provision of any law, order, agreement, instrument, franchise, concession, licence, permit, liability, obligation or duty applicable to the Borrower or by which it is bound.

7. ASSIGNMENT
   ----------

     7.01 This Agreement shall be binding upon and enure to the benefit of each party hereto and its successors and permitted assigns, except that the Borrower may not assign or transfer any of its burden and rights or benefits hereunder without the previous consent in writing of the Lender.

8. NOTICE
   ------

     8.01 Any notice or certificate required to be given by the borrower to the Lender or by the Lenders or the Agent to the Borrower shall be in writing and shall be deemed to have been so given if addressed to the respective addressee herein mentioned or such other address as may from time to time be notified by the Borrower to Lender or vice-versa.

     8.02 Any notice delivered by the Lender personally shall be deemed to have been given at the time of such delivery. Any notice despatched by the Lender by letter postage prepaid shall be deemed to have been given 48 hours after posting. Any notice sent by the

Lender by telex or by fascimile shall be deemed to have been given at the time of despatch and any notice sent by the Lender by cable shall be deemed to have been given 24 hours after despatch.

9. MISCELLANEOUS
   -------------

     9.01 No provisions hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

     9.02. If at any time any provision hereof is or becomes illegal, invalid or unenforceable in any respect, the remaining provisions hereof shall in no way be affected or impaired thereby.

10. APPLICABLE LAW AND JURISDICTION
    -------------------------------

     10.01 This Agreement shall be governed by, and construed in accordance with the laws of the People's Republic of China and the parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the court or institution having the jurisdiction and authority as a court in China.

11. COUNTERPARTS
    ------------

     11.01 This Agreement may be executed in 3 counterparts each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS whereof the Lender and the Borrower have caused this Agreement to be executed, the day and year first above written.

SIGNED SEALED AND DELIVERED   )

                              )
by Lender                     )



SIGNED SEALED AND DELIVERED   )
                              )
by Borrower                   )

                                   EXHIBIT I

                              PROCESSING AGREEMENT

                       Dated the 14th day of February 1990

                          BEL FUSE LIMITED (as Lender)

                                       and

                        LUEN FAT LEE ELECTRONIC FACTORY
                                  (As Borrower)


                       ----------------------------------

                          SUPPLEMENTAL LOAN AGREEMENT

                       ----------------------------------



                              WOO, KWAN, LEE & LO
                                SOLICITORS &C.,
                        35TH FLOOR, SUN JUNG KAI CENTRE,
                                    WANCHAI,
                                   HONG KONG.


                                   Doc. #JL22A

                           Ref. S6000863/EY/88/05/j1

     THIS SUPPLEMENTAL LOAN AGREEMENT________ is made this ___________ day of ________________________ One thousand nine hundred and ninety.

BETWEEN:

(1) BEL FUSE LIMITED whose registered office is situate at 1814-16 Star House, 3 Salisbury Road, Kowloon, Hong Kong (hereinafter called "the Lender")

(2) LUEN FAT LEE ELECTRONIC FACTORY (_________________) a company incorporated in China having its principal office at ___________________________ (hereinafter called "the Borrower")

WHEREAS:

(i) by a Loan Agreement dated_____________________ entered into by the Lender of the one part and the Borrower of the other part the Lender had agreed to advance HONG KONG DOLLARS TWO MILLION (HK$2,000,000.00) to the Borrower in accordance with the terms stipulated therein for the construction and fitting out of a processing factory in China at a site the full particulars thereof are described in Exhibit II in the said Loan Agreement.

(ii) On 26th May 1989 and 12th October 1989, the Lender has futher advanced HK$250,118.00 and HK$1,094,117.00 respectively to the Borrower for the construction and fitting out of the said Processing Factory in addition to the amount released or to be released under the Schedule of drawing down stipulated in the said Loan Agreement.

(iii) The said sums of HK$250,118.00 and HK$1,094,117.00 together with the said sum of Two Million HK$2,000,000.00 drawn or to be drawn under the said Loan Agreement shall hereafter be collectively called the Enlarged Loan.

(iv) The parties hereto now intend to enter this Supplemental Loan Agreement to confirm the receipt of the said sums of HK$250,118.00 and HK$1,094,117.00 and to define regulate the method of repayment of the Enlarged Loan.

WHEREBY IT IS AGREED as follows:

1. The Borrower hereby acknowledge and confirm the receipt of the said sums of HK$250,118.00 AND HK$1,094,117.00 on 26th May 1989 and 12th October 1989
     respectively in addition to the amount drawn or to be drawn under the said Loan Agreement.

2. In consideration of the Lender to make Enlarged Loan available to the Borrower, the Borrower HEREBY COVENANTS with the Lender that the Borrower will repay the enlarged Loan in the manner and at the time herein provided:

    (a) The Borrower shall pay a sum of HK$18,579.08 per month without deduction whatsoever payable on the 1st day of January 1990 and thereafter on the 1st day of every calendar month until the whole Enlarged Loan (i.e. HK$3,344,235.00) has been fully paid.

    (b) The Borrower has the right for earlier repayment of the Enlarged Loan but such early repayment shall not affect the Processing Agreement in all respect, in particular the duration the Borrower is to process the electronic or electrical components or products for Rush Profit Limited exclusively for 15 years.

    (c) In lieu of the monthly repayment of the Enlarged Loan, the Lender has the right to deduct the repayment instalment from the Processing Fee paid under the Processing Agreement but such deduction shall not exceed HK$18,579.08 per month.

    (d) The Borrower has the right to extend the repayment terms of the Enlarged Loan by such number of month(s) where the Processing Fee does not exceed HK$400,000.00 in 1st three months or HK$500,000.00 in every subsequent 3 months calculating from the Processing Factory is put into operation.

3. The parties hereto acknowledge and confirm that this Supplemental Loan Agreement is only supplement to the said Loan Agreement and that all the terms and conditions thereunder shall remain in full force and effect save and except those that have been verified by this Supplemental Loan Agreement.

4. This Supplemental Loan Agreement may be executed in 3 counter parts each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITTNESS whereof the Lender and the Borrower have caused this Supplemental Loan Agreement to be executed on the day and year first above written.

SEALED with the Common Seal   )
                              )
of the Lender and SIGNED by   )
                              )
                              )
                              )
in the presence of:           )



SIGNED, SEALED and DELIVERED by   )
                                  )
the Borrower in the presence of:  )

                              For and on behalf of
                                BEL FUSE LIMITED


                             ---------------------



#BELFUSE